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                                                                    EXHIBIT 10.6


                                                                  EXECUTION COPY


                            NONCOMPETITION AGREEMENT




         THIS NONCOMPETITION AGREEMENT, dated as of March 17, 2004, is among Intelsat, Ltd., a Bermuda company ("PARENT"), Intelsat (Bermuda), Ltd., a Bermuda company ("PURCHASER"), Loral SpaceCom Corporation, a Delaware corporation and a debtor and debtor in possession ("LORAL SPACECOM"), Loral Satellite, Inc., a Delaware corporation and a debtor and debtor in possession ("LORAL SATELLITE"), Loral Space & Communications Corporation, a Delaware corporation and a debtor and debtor in possession ("LORAL HOLDINGS" and, together with Loral SpaceCom and Loral Satellite, the "SELLERS"), Loral Space & Communications Ltd., a Bermuda company and a debtor and debtor in possession ("LORAL PARENT"), Loral Orion, Inc., a Delaware corporation and a debtor and debtor in possession ("ORION") and Loral Skynet Network Services, Inc., a Delaware corporation and a debtor and debtor in possession ("LSNS" and, together with the Sellers, Loral Parent and Orion, the "SELLER PARTIES").

                              W I T N E S S E T H:

         WHEREAS, the Sellers, among other things, own and operate geostationary earth orbit satellites on which transponder capacity is leased or sold to customers for various applications ("GEO SATELLITES");

         WHEREAS, pursuant to an Asset Purchase Agreement, dated as of July 15, 2003, as amended (the "PURCHASE AGREEMENT"), among Parent, Purchaser and the Sellers, the Sellers have agreed to sell, and Purchaser has agreed to purchase, certain of such GEO Satellites (collectively, the "PURCHASED SATELLITES"), together with the other Purchased Assets (as defined in Section 2.1 of the Purchase Agreement);

         WHEREAS, as a material inducement to Purchaser to purchase the Purchased Satellites, together with the other Purchased Assets, and to secure to Purchaser the full enjoyment of the Purchased Satellites, together with the other Purchased Assets, the parties hereto desire to enter into a covenant restricting the Seller Parties and their wholly-owned subsidiaries from competing against Purchaser upon the terms and conditions hereinafter specified;

         WHEREAS, pursuant to the Purchase Agreement, Sellers have agreed to enter into this Agreement and to cause their wholly-owned subsidiaries to be bound hereby;

         WHEREAS, Parent and Purchaser will not consummate the transactions contemplated by the Purchase Agreement unless the Seller Parties execute and deliver this Agreement;

         WHEREAS, the consummation of the transactions under the Purchase Agreement will represent a material benefit to all of the Seller Parties and their wholly-owned subsidiaries in completing their reorganizations;


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         WHEREAS, the execution and delivery of this Agreement is a condition to each of Parent's and Purchaser's obligations under the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

        1. EFFECTIVE DATE AND TERM. The term (the "TERM") of this Agreement shall be for a period of two years commencing as of the date first written above.

        2. AGREEMENT NOT TO COMPETE.


           2.1. NONCOMPETITION. During the Term, none of the Seller Parties nor any of their respective direct or indirect, wholly-owned subsidiaries (collectively, the "SELLER GROUP"), shall, directly or indirectly, engage in or participate in any Competitive Business, or be employed by, consult for, or act as an advisor to any Person that is engaged in or participates in any Competitive Business. Notwithstanding the foregoing, nothing herein shall prohibit any Person (the "ACQUIRING PERSON") that acquires any assets of any member of the Seller Group from engaging in any Competitive Business, provided that for a period of twelve (12) months following the date of this Agreement such Acquiring Person shall not use any satellite purchased from any Seller Group member (the "SELLING MEMBER") to engage in any Competitive Business, and each Selling Party agrees to cause the Selling Member to require the Acquiring Person to agree in the relevant acquisition document that it will comply with such restriction and that the Purchaser is a third party beneficiary of such obligation with rights to enforce its rights herein directly against such Acquiring Person. In addition, notwithstanding the first sentence of this
Section 2.1, nothing herein shall prohibit: (a) any Seller Group member from having an investment in or merging with any Person that is engaged in any Competitive Business, provided that no member of the Seller Group shall sell, lease or otherwise furnish its satellite capacity to such Person for use in any Competitive Business during the Term; (b) any Seller Group member from engaging, directly or indirectly, in the Network Services Business or Professional Services Business; or (c) any member of the Seller Group from engaging in any Competitive Business pursuant to legally binding agreements in effect as of the date of this Agreement, and any renewal or replacement (for similar capacity) thereof, provided that the Seller Parties hereby (i) represent and warrant to the Purchaser that they have deposited with Willkie Farr & Gallagher LLP or other mutually acceptable escrow agent a true and complete list of such existing contracts, together with a description of the type and amount of capacity subject thereto, and (ii) agree to cause Willkie Farr & Gallagher LLP or other mutually acceptable escrow agent to disclose promptly to Purchaser such information as it may reasonably and in good faith request from such list related to a customer that Purchaser believes may be receiving capacity in violation of the requirements set forth in this Section 2.1.

           2.2. NO SOLICITATION. During the Term, no member of the Seller Group shall solicit any of the Persons listed on ANNEX A hereto (each a "CUSTOMER") to migrate

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its service on the Purchased Satellites as of the date hereof (which shall include any renewal thereof) to satellite capacity owned by a member of the Seller Group or any Affiliate thereof.

           2.3. NO DEVELOPMENT OF CONUS ARC. During the Term, no member of the Seller Group shall launch or otherwise locate, or assist any other Person to locate, a geosynchronous satellite in any orbital position situated within the CONUS Arc that is licensed to any member of the Seller Group as of the date hereof for the purpose of engaging in any Competitive Business.

           2.4. DIVISIBILITY. If at any time the provisions of this Section 2 shall be determined to be invalid or unenforceable, by reason of being vague or unreasonable as to area, duration or scope of activity, this Section 2 shall be considered divisible and shall become and be automatically amended to apply only to such area, duration and scope of activity as shall be determined to be reasonable by the court or other body having jurisdiction over the matter, and the Seller Parties agree that this Section 2, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

        3. UNIQUE NATURE OF AGREEMENT; SPECIFIC ENFORCEMENT. Each of Parent, Purchaser and the Seller Parties acknowledge and agree that the rights and obligations set forth in this Agreement are of a unique and special nature and that Parent and Purchaser are, therefore, without an adequate legal remedy in the event of any Seller Party's violation of any of the covenants set forth in this Agreement. Each of Parent, Purchaser and the Seller Parties agree, therefore, that, in addition to all other rights and remedies at law or in equity or otherwise that may be available to Parent and Purchaser, each of the covenants made by the Seller Parties under this Agreement shall be specifically enforceable in equity.

        4. REPRESENTATION OF PARTIES. Each party hereto represents to each other party that (i) it has full corporate power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder, (ii) the execution, delivery and performance by it of this Agreement have been duly and validly authorized and no additional corporate authorization or consent (including, without limitation, any action by its shareholders) is required in connection with the execution, delivery and performance by it of this Agreement and (iii) this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

        5. TERMINATION. This Agreement shall terminate, and be of no further force and effect upon the expiration of the Term. Termination of this Agreement pursuant to the preceding sentence shall not excuse any party hereto for a breach of this Agreement prior to such termination.

        6. SCOPE OF COVENANTS. The parties acknowledge and agree that the geographic scope and the duration of the provisions of Sections 2.1 are appropriate and reasonable when considered in light of the nature and extent of the business conducted by

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Sellers and are necessary for the protection of Purchaser's legitimate interest and are necessary in order for them to enjoy the benefit of their bargain under the Purchase Agreement.

        7. MISCELLANEOUS.

           7.1. DEFINITIONS. The following terms shall have the meanings provided therefor below:

        "COMPETITIVE BUSINESS" shall mean the business of leasing, selling or otherwise furnishing Fixed Satellite Service transponder capacity that is used by a Person for both uplinking and downlinking to or from any location(s) within the United States of America, including Alaska and Hawaii. As used herein, the term" Competitive Business" shall not include the Seller Parties' Network Services Business and Professional Services Business.

        "CONUS ARC" shall mean the orbital arc between 54(degree)W.L. and 143(degree)W.L. (inclusive).

         "LAW" shall have the meaning ascribed to that term in the Purchase Agreement.

         "NETWORK SERVICES BUSINESS" shall mean the business of providing end-to-end data solutions on networks comprised of earth terminals, space segment, and where appropriate, networking hubs.

         "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization or a government or any agency or political subdivision thereof.

         "PROFESSIONAL SERVICES BUSINESS" shall mean the business of providing
(i) technical support and monitoring in the construction and launch of satellites, (ii) telemetry, tracking and control services and (iii) technical and operational support in the design, implementation and operation of data networks over satellites.

         "SUCCESSORS" shall mean the legal successor to any Person in connection with any merger, reorganization or equivalent thereof; PROVIDED that (i) Purchaser will not be a Successor to any Seller Party and (ii) an Acquiring Person and the Persons described in clause (b) of the third sentence of Section
2.1 will not be a Successor to any Seller Party.

           7.2. NOTICES. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by telecopier; PROVIDED that the telecopy is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

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      To Parent or Purchaser:

                    Intelsat (Bermuda), Ltd.
                    North Tower, 2nd Floor
                    90 Pitts Bay Road
                    Pembroke HM 08, Bermuda
                    Telecopy:  +441-292-8300
                    Attention:  President

                    with a copy (which shall not constitute notice) to:

                    Intelsat Global Service Corporation
                    3400 International Drive, NW
                    Washington, DC 20008-3006
                    Telephone: (202) 944-6873
                    Telecopy:  (202) 944-7661
                    Attention:  General Counsel and Senior Vice President for
                                Regulatory Affairs

                    with a copy (which shall not constitute notice) to:

                    Sullivan & Cromwell LLP
                    1701 Pennsylvania Avenue
                    Washington, D.C. 20006
                    Telephone:  (202) 956-7500
                    Telecopy:   (202) 293-6330
                    Attn:  Janet Geldzahler, Esq.

         To Seller Parties:

                    Loral Space & Communication Corporation
                    600 Third Avenue
                    New York, NY 10016
                    Attention: General Counsel
                    Telephone: (212) 697-1105
                    Telecopy:  (212) 338-5320

                    with a copy (which shall not constitute notice) to:

                    Willkie Farr & Gallagher
                    787 Seventh Avenue
                    New York, NY  10019
                    Telephone:  (212) 728-8000
                    Telecopy:   (212) 728-8111
                    Attn:  Maurice M. Lefkort, Esq.

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           7.3 . AMENDMENT; WAIVER. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

           7.4. ASSIGNMENT. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto; PROVIDED that Parent and Purchaser may assign their rights hereunder to any wholly-owned subsidiary and may collaterally assign their rights hereunder to any lender as security for any loan, which assignment shall not relieve Parent or Purchaser of any obligations hereunder. Any attempted assignment in contravention hereof shall be null and void.

           7.5. PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective Successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto or their Successors and permitted assigns any rights or remedies under or by reason of this Agreement.

           7.6. PUBLIC DISCLOSURE. Notwithstanding anything herein to the contrary, each of the parties to this Agreement hereby agrees with the other parties hereto that, except as may be required to comply with the requirements of any applicable Laws, and the rules and regulations of each stock exchange upon which the securities of one of the parties is listed, no press release or similar public announcement or communication shall ever be made or caused to be made concerning the execution or performance of this Agreement unless specifically approved in advance by the parties hereto (which approval shall not be unreasonably withheld or delayed).

           7.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY (A) IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK TO THE EXTENT THAT SUCH BANKRUPTCY COURT HAS JURISDICTION OVER SUCH ACTION OR PROCEEDING, AND (B) IN ALL OTHER CASES IN THE UNITED STATES DISTRICT COURT FOR

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THE SOUTHERN DISTRICT OF NEW YORK (THE "CHOSEN COURTS") AND (I) IRREVOCABLY
SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS,
(III) WAIVES ANY OBJECTION THAT THE CHOSEN COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY HERETO AND (IV) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 5.2 OF THIS AGREEMENT.

           7.8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

           7.9. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

           7.10. HEADINGS. The heading references herein are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

           7.11. MUTUAL DRAFTING. This Agreement is the product of joint drafting and negotiation among the parties and no provision hereof shall be construed for or against any party based upon such party having been responsible or primarily responsible for the drafting thereof.

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         IN WITNESS WHEREOF, the parties hereto have executed or caused this
Agreement to be executed as of the date first written above.


                    LORAL SPACECOM CORPORATION

                    By:/s/ Avi Katz
                       ---------------------------------------------
                        Name: Avi Katz
                        Title: Vice President and Secretary


                    LORAL SATELLITE, INC.
                    By: /s/ Avi Katz
                       -----------------------------------------------
                         Name: Avi Katz
                         Title: Vice President and Secretary


                    LORAL SPACE & COMMUNICATIONS CORPORATION
                    By: /s/ Avi Katz
                       -----------------------------------------------
                         Name: Avi Katz
                         Title: Vice President and Secretary


                    LORAL SPACE & COMMUNICATIONS LTD.
                    By: /s/ Avi Katz
                       -----------------------------------------------
                         Name: Avi Katz
                         Title: Vice President, General Counsel and
                                Secretary


                    LORAL ORION, INC.
                    By: /s/ Avi Katz
                       -----------------------------------------------
                         Name: Avi Katz
                         Title: Vice President and Secretary

                   LORAL SKYNET NETWORK
                   SERVICES, INC.

                    By: /s/ Avi Katz
                       -----------------------------------------------
                         Name: Avi Katz
                         Title: Vice President and Secretary


                    INTELSAT, LTD.

                    By: /s/ Conny Kullman
                        ----------------------------------------------
                         Name: Conny Kullman
                         Title: Chief Executive Officer


                    INTELSAT (BERMUDA), LTD.

                    By: /s/ Ramu Potarazu
                       -----------------------------------------------
                         Name: Ramu Potarazu
                         Title: President


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